                                                                    EXHIBIT 10.9

                            STOCK PURCHASE AGREEMENT
                            ------------------------

     THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT") dated as of December 15, 1995 among Richard J. Metzler ("SELLER") and each person whose name appears on the signature page hereto (each, a "PURCHASER" and collectively, "PURCHASERS").

     WHEREAS, Seller owns 850 shares of common stock, no par value per share ("COMMON STOCK"), of Metzler & Associates, Inc., an Illinois corporation (the "COMPANY"), constituting 85% of the issued and outstanding shares of Common Stock;

     WHEREAS, Purchasers are shareholders and key executives of the Company; and

     WHEREAS, Seller desires to sell to each Purchaser, and each Purchaser desires to buy from Seller, the number of shares of Common Stock set forth opposite such Purchaser's name on Schedule I hereto upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Agreement to Purchase and Sell Shares. On and subject to the terms and conditions of this Agreement, Seller agrees to sell, transfer and assign to each Purchaser, and each Purchaser agrees to purchase, the number of shares of Common Stock set forth opposite such Purchaser's name on Schedule I hereto.

     2. Purchase Price; Payment. The purchase price for the shares (the "PURCHASE PRICE") shall be $4,617 per share, payable in the manner set forth on
Schedule I opposite such Purchaser's name.

     3.   The Closing; Deliveries.

          (a) The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of the Company at 520 Lake Cook Road, Deerfield, Illinois 60015 on January 1, 1996 or on such other date as the parties may mutually agree; provided, however, that each Purchaser may defer payment of the cash portion of the Purchase Price until not later than January 20, 1996 so long as such Purchaser has executed and delivered all other instruments and documents and complied with all other conditions and covenants hereunder on or before the date of the Closing (the "CLOSING DATE"). If a Purchaser elects to defer payment of the cash portion of the Purchase Price in accordance with the foregoing, Seller shall have the right to hold such Purchaser's Shares in escrow until such payment is made, and such Shares will be deemed to have been transferred as of the Closing Date if payment is made on or before January 20, 1996.

          (b) At the Closing, each party and the Company shall execute and deliver to the indicated persons the documents set forth opposite their names on
Schedule II hereto and such other documents or instruments as any other party or the Company may reasonably request.

     4. Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to each Purchaser as of the date hereof and as of the Closing Date:

          (a) Seller is the record and beneficial owner of the shares of Common Stock being transferred to Purchasers (collectively, the "SHARES");

          (b) Seller has good and marketable title to the Shares, free and clear of any and all liens, claims, options, security interests and encumbrances of any kind or nature whatsoever;

          (c) Seller has full legal right and power to transfer and deliver the Shares to Purchasers in the manner provided in this Agreement, and, upon delivery of such Shares pursuant to the terms of this Agreement, Purchasers will receive good and marketable title thereto, free and clear of any and all liens, claims, options, security interests and encumbrances of any kind or nature whatsoever;

          (d) This Agreement constitutes, and all other agreements and documents required to be executed and delivered by Seller hereunder will, when executed and delivered, constitute, the duly authorized, validly and legally binding obligations of Seller, enforceable against Seller in accordance with their terms;

          (e) The execution and delivery of this Agreement and all other agreements and documents required to be executed and delivered hereunder by Seller, and the consummation of the transactions contemplated hereby and thereby, do not and will not, when executed and delivered or consummated, result in a breach of or constitute a default under any agreement or instrument to which Seller or the Company is a party or by which Seller or the Company may be bound, nor does such action violate any statute, law, rule or regulation or any order, writ, injunction or decree of any court or governmental authority;

          (f) The Company has no liabilities in respect of any federal, state, local or other taxes for the year ending December 31, 1994 and years ending prior thereto, and adequate reserves have been made for liabilities accruing in respect of such taxes for the period January 1, 1995 through August 31, 1995 (it being understood that Seller makes no representation or warranty for taxes resulting from the transactions contemplated hereby or from the operations of the business subsequent to August 31, 1995); and

          (g) No broker, finder, investment banker or other individual or entity is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of Seller or the Company.

     5. Representations and Warranties of Purchaser. Each Purchaser, solely as to himself, hereby makes the following representations and warranties to Seller as of the date hereof and as of the Closing Date:

          (a) Purchaser has all requisite power and authority to execute, deliver and perform this Agreement and all other agreements requiring his execution and delivery hereunder;

          (b) This Agreement constitutes, and all other agreements and documents required to be executed and delivered by Purchaser hereunder will, when executed and delivered, constitute, the duly authorized, valid and legally binding obligations of Purchaser and will be enforceable against Purchaser in accordance with their terms;

          (c) The execution and delivery of this Agreement and all other agreements and documents required to be executed and delivered hereunder by Purchaser, and the consummation of the transactions contemplated hereby and thereby, do not and will not, when executed and delivered or consummated, conflict with, result in a breach of or constitute a default under any agreement or instrument to which Purchaser is a party or by which Purchaser may be bound, nor does such action violate any statute, law, rule or regulation or any order, writ, injunction or decree of any court or governmental authority;

          (d) Purchaser is and has been a shareholder and an employee active in the business of the Company and in the negotiation of this Agreement and the other agreements referred to herein. Purchaser is a sophisticated investor knowledgeable of all the risks attendant to an investment in the Company and the operation of its business.

          (e) Purchaser and his representatives have received all information that they have deemed material to make an informed decision with respect to the execution of this Agreement, have been given access to all information with respect to the Company which they have sought and have had all questions fully answered which they have deemed material to enter into this Agreement;

          (f) Purchaser is acquiring his portion of the Shares for investment solely for Purchaser's own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Purchaser agrees and acknowledges that all dispositions of shares of Common Stock now or hereafter owned by Seller will comply with the provisions of this Agreement, the provisions of that certain Shareholders' Agreement substantially in the form of Exhibit A hereto (the "SHAREHOLDERS' AGREEMENT") and applicable provisions of federal and applicable state securities laws.

          (g) Purchaser acknowledges that each certificate representing the Shares shall bear a legend substantially to the following effect:

          THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. IN ADDITION, THE SALE, TRANSFER, PLEDGE

     OR OTHER DISPOSITION OF THE SHARES EVIDENCED BY THIS CERTIFICATE IS RESTRICTED BY THE TERMS OF THAT CERTAIN SHAREHOLDERS' AGREEMENT DATED AS OF JANUARY 1, 1996 AMONG THE COMPANY AND EACH OF THE SHAREHOLDERS SPECIFIED THEREIN, WHICH SHAREHOLDERS' AGREEMENT MAY BE EXAMINED AT THE PRINCIPAL OFFICES OF THE COMPANY. THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH (I) SAID SECURITIES LAWS OR AN APPLICABLE EXEMPTION THEREFROM AND (II) WITH SAID SHAREHOLDERS' AGREEMENT.

          (h) Purchaser acknowledges that:

               (i) neither the offer nor sale of the Shares has been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any state securities laws, and Purchaser must continue to bear the economic risk of the investment in such Common Stock unless the offer and sale of such Common Stock is subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available;

               (ii) Purchaser has no present intent to sell, distribute or otherwise transfer the Common Stock being acquired by him;

               (iii) there is no established market for the Common Stock and it is not anticipated that there will be any public market for the Common Stock in the foreseeable future;

               (iv) a notation shall be made in the stock transfer records of the Company indicating that the Common Stock held by Purchaser is subject to restrictions on transfer and appropriate stop-transfer instructions will be issued with respect to the Common Stock;

               (v) Purchaser has carefully reviewed, is familiar with and understands the terms and provisions of the Shareholders' Agreement;

               (vi) Purchaser (A) has adequate means of providing for his current financial needs and possible personal contingencies and has no need for liquidity in Purchaser's investment in the Common Stock, (B) can bear the economic risk of losing his entire investment in the Common Stock, (C) has such knowledge and experience in financial matters that Purchaser is capable of evaluating the relative risks and merits of an investment in the Common Stock and (D) has determined that the purchase of the Common Stock is consistent with Purchaser's financial objectives;

               (vii) Purchaser is, or will become upon consummation of the transactions contemplated hereby, an officer, director or key employee of the Company.

          (i) No broker, finder, investment banker or other individual or entity, is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of Purchaser.

     6.   Conditions.

          (a) The obligation of Seller to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

               (i) each Purchaser shall have performed and complied in all material respects with the obligations and agreements required to be performed and complied with by them hereunder on or prior to the Closing Date;

               (ii) the representations and warranties of each Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date as if made as of such date;

               (iii) no action, suit, claim or proceeding before any court, governmental agency, commission, or administrative or regulatory authority shall have been commenced and be pending which seeks to restrain, prevent, or materially restructure the transactions contemplated hereby or which otherwise questions the validity or legality of any such transactions; and

               (iv) Robert P. Maher shall have purchased all of the shares of Common Stock owned by J. Russell Hoke II ("HOKE").

          (b) The obligation of each Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

               (i) Seller shall have performed and complied in all material respects with all obligations and agreements required to be performed and complied with by him hereunder on or prior to the Closing Date;

               (ii) the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the Closing Date as if made as of such date;

               (iii) no action, suit, claim or proceeding before any court, governmental agency, commission, or administrative or regulatory authority shall have been commenced and be pending which seeks to restrain, prevent, or materially restructure the transactions contemplated hereby or which otherwise questions the validity or legality of any such transactions; and

               (iv) Robert P. Maher shall have purchased all of the shares of Common Stock owned by Hoke.

     7.   Indemnification.

          (a) Seller shall indemnify and hold harmless each Purchaser, at all times after the date hereof, against and in respect of: (i) all damages, deficiencies, claims, losses and expenses resulting from or arising out of any breach of any of the representations, warranties, covenants and agreements made by Seller in this Agreement or the other agreements and documents referred to herein and (ii) all actions, suits, proceedings, demands, assessments, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees) incident to any of the foregoing.

          (b) Each Purchaser shall indemnify and hold harmless Seller, at all times after the date hereof, against and in respect of: (i) all damages, deficiencies, claims, losses and expenses resulting from or arising out of any breach of any of the representations, warranties, covenants and agreements made by such Purchaser in this Agreement or the other agreements and documents referred to herein and (ii) all actions, suits, proceedings, demands, assessments, judgments, costs and expenses (including, without limitation, reasonable attorney's fees) incident to any of the foregoing.

          (c) Notwithstanding anything herein to the contrary, (i) Seller shall not be required to indemnify Purchasers until the aggregate amount of all claims hereunder for indemnification against Seller exceed $50,000 (net of amounts owed to Seller by Purchasers) and (ii) no Purchaser shall be required to indemnify Seller until the aggregate amount of all claims for indemnification against such Purchaser exceed $8,500 (net of amounts owed to such Purchaser by Seller). In addition, notwithstanding anything herein to the contrary, (i) the maximum amount Seller shall be liable for hereunder shall be an amount equal to the Purchase Price for the Shares and (ii) the maximum amount any Purchaser shall be liable for hereunder is an amount equal to the Purchase Price for his portion of the Shares, determined in each case without offsetting amounts owed to the indemnifying party.

          (d) (i) If a claim by a third party (including any governmental authority) which is subject to indemnification hereunder is made against a party (the "INDEMNIFIED PARTY"), and the Indemnified Party intends to seek indemnity with respect thereto under this Section, the Indemnified Party shall promptly notify the indemnifying party (the "INDEMNIFYING PARTY") and each other party hereto in writing of such claim, setting forth such claim in reasonable detail; provided, however, that the failure to give such notification shall not relieve the Indemnifying Party from his obligations hereunder except to the extent that he was prejudiced thereby.

          (ii) The Indemnifying Party may undertake, conduct and control, through counsel of his own choosing and at his own expense, the settlement or defense thereof, and the Indemnified Party shall cooperate with the Indemnifying Party in connection therewith; provided, however, that the Indemnified Party may, at his own expense, participate in the settlement or defense of such claim through counsel of his own choosing.

          (iii) If the Indemnifying Party elects not to undertake, conduct or control such proceeding, the Indemnifying Party will advance the Indemnified Party's reasonable attorneys' fees and costs in connection with the Indemnified Party's defense thereof. So long as the Indemnifying Party acknowledges his obligation to indemnify the Indemnified Party with respect to such claim and is reasonably contesting any such claim in good faith, the Indemnified Party shall not pay or settle any such claim. Notwithstanding the foregoing sentence, the Indemnified Party shall have the right to pay or settle any such claim, provided that in such event he shall waive any right to indemnity therefor by the Indemnifying Party.

          (iv) In the event it is finally determined that the Indemnified Party is not entitled to indemnification hereunder for his conduct, the Indemnified Party shall promptly reimburse the Indemnifying Party for all costs (including attorneys' fees) incurred or advanced by him in connection with the defense of such claim.

          (e) All representations, warranties, agreements and indemnities made by Seller and Purchaser in this Agreement, other than those contained in Sections 4(a) through 4(c) and 4(f), shall survive the consummation of the transactions contemplated hereby for a period of one year. The representations, warranties, agreements and indemnities made by Seller and Purchaser in Sections 4(a) through 4(c) shall survive the consummation of the transactions contemplated hereby. The representations and warranties contained in Section 4(f) shall survive the consummation of the transactions contemplated hereby for the time period during which a claim can be made. Except as set forth above, Seller shall have no other indemnification obligations resulting from the transactions contemplated hereby.

     8. Further Assurances. At any time and from time to time hereafter, each party shall, without further consideration, execute and deliver to the other parties such instruments of transfer and shall take such other action as the other may reasonably request in order to carry out the transfer of the Shares contemplated by, and the other provisions of, this Agreement.

     9. Notices. Any and all notices or other communications provided for herein shall be in writing or by phone mail message, return receipt requested, and shall be considered duly given upon the earliest to occur of (i) personal delivery (including delivery by messenger or overnight courier), (ii) three days after being mailed by certified or registered mail, return receipt requested, postage prepaid or (iii) upon delivery by phone mail message, return receipt requested, followed in reasonable due course by a writing by facsimile or other method prescribed herein. All written notices shall be addressed to the parties hereto at their addresses set forth below their respective names on the signature page hereto, or such other address as any party hereto designates by written notice to all other parties.

     10. Captions and Headings. The captions and headings herein are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Agreement or the intent of any provision thereof.

     11. Governing Law; Exclusive Jurisdiction. This Agreement shall be construed and enforced in accordance with and interpreted by the internal laws of the State of Illinois. The parties hereby consent to service of process and to the exclusive jurisdiction of any appropriate court located in Cook County, Illinois in any action to enforce the provisions of this Agreement.

     12. Waiver. No restriction, condition, obligation or provision contained in this Agreement shall be deemed to have been abrogated or waived by reason of any failure to enforce the same, irrespective of the number of violations or breaches thereof which may occur.

     13. Severability. It is the intent and desire of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies as applied in each jurisdiction in which enforcement of the provisions of this Agreement are sought. If any particular provision of by this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid or unenforceable, such provision shall be amended, without any action on the part of either party hereto, to delete therefrom the portion so adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. If any provision of this Agreement is adjudicated by a court of competent jurisdiction to be invalid or unenforceable in its entirety, this Agreement shall be amended to delete such provision therefrom and the remainder of this Agreement shall remain in full force and effect.

     14. Nonassignability. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors, assigns and legal representatives. Except as otherwise expressly provided herein, this Agreement may not be assigned by any party without the written consent all of the other parties.

     15. Counterparts. This Agreement may be executed in counterparts, each of which shall be considered an original, but all of which shall constitute a single agreement.

     16. Entire Agreement; Amendment. This Agreement, the Schedules and Exhibits hereto and the other agreements and documents referred to herein contain the entire agreement between the parties with respect to the transactions contemplated herein and therein, and supersede all prior agreements and understandings between the parties relating to the subject matter hereof and thereof. This Agreement may be altered or amended only by an instrument in writing signed by each of the parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                       SELLER:
                                       ------


                                       --------------------------------
                                       Richard J. Metzler

                                       PURCHASERS:
                                       ----------


                                       --------------------------------
                                       David J. Donovan

                                       Address:

                                       --------------------------------
                                       --------------------------------
                                       --------------------------------


                                       --------------------------------
                                       Robert P. Maher

                                       Address:

                                       --------------------------------
                                       --------------------------------
                                       --------------------------------


                                       --------------------------------
                                       James T. Ruprecht

                                       Address:

                                       --------------------------------
                                       --------------------------------
                                       --------------------------------

                                       --------------------------------
                                       James R. Blomberg

                                       Address:

                                       --------------------------------
                                       --------------------------------
                                       --------------------------------


                                       --------------------------------
                                       Stephen R. Goldfield

                                       Address:

                                       --------------------------------
                                       --------------------------------
                                       --------------------------------


                                       --------------------------------
                                       Gerald R. Lanz

                                       Address:

                                       --------------------------------
                                       --------------------------------
                                       --------------------------------

Schedules and Exhibits
- ----------------------

Schedule I -- Shares Purchased; Form of Consideration
Schedule II -- Closing Deliveries
Exhibit A -- Form of Shareholders' Agreement
Exhibit B -- Form of Long-Term Note
Exhibit C -- Form of Modified Long-Term Note
Exhibit D -- Form of Pledge Agreement
Exhibit E -- Form of Employment Agreement
Exhibit F -- Form of Stock Option Agreement

                                                                      SCHEDULE I
                                                                      ----------


                    SHARES PURCHASED; FORM OF CONSIDERATION
                    ---------------------------------------


================================================================================
      Purchaser         Shares Purchased          Form of Consideration
      ---------         ----------------          ---------------------
================================================================================

David J. Donovan              120             By delivery of a certified or bank
                                              cashier's check in the amount of
                                              $554,040.
- --------------------------------------------------------------------------------
Robert P. Maher                90             By delivery of a certified or bank
                                              cashier's check in the amount of
                                              $415,530.
- --------------------------------------------------------------------------------
James T. Ruprecht             120             By delivery of a certified or bank
                                              cashier's check in the amount of
                                              $554,040.
- --------------------------------------------------------------------------------
Stephen R. Goldfield          140             $196,380 by delivery of a
                                              certified or bank cashier's check,
                                              and the remainder ($450,000) by
                                              delivery of a Secured Promissory
                                              Note substantially in the form of
                                              Exhibit B hereto (the "LONG-TERM
                                              NOTE").
- --------------------------------------------------------------------------------
Gerald R. Lanz                140             $196,380 by delivery of a
                                              certified or bank cashier's check,
                                              and the remainder ($450,000) by
                                              delivery of a Long-Term Note.
- --------------------------------------------------------------------------------
James R. Blomberg              90             $65,530 by delivery of a certified
                                              or bank cashier's check, and the
                                              remainder ($350,000) by delivery
                                              of a Secured Promissory Note
                                              substantially in the form of
                                              Exhibit C hereto (the "MODIFIED
                                              LONG TERM NOTE").
- --------------------------------------------------------------------------------
TOTAL                         700             $3,231,900 ($1,981,900 by delivery
                                              of a certified or bank cashier's
                                              check, and $1,250,000 by delivery
                                              of notes).
================================================================================

                                                                     SCHEDULE II
                                                                     -----------


                               CLOSING DELIVERIES
                               ------------------

==========================================================================================
   Person               Document/Instrument                        Recipient
==========================================================================================
Seller         Certificate representing the Shares,      The Company, for transfer and
               together with assignment separate from    delivery to the Purchasers.
               certificate.
- ------------------------------------------------------------------------------------------
               Pledge Agreements in the form of          Each of Goldfield, Lanz and
               Exhibit D hereto (each, a "PLEDGE         Blomberg, respectively.
               AGREEMENT").
- ------------------------------------------------------------------------------------------
               Employment Agreement in the form of       The Company.
               Exhibit E hereto (the "EMPLOYMENT
               AGREEMENT"), including the
               Promissory Note attached as Exhibit A
               thereto.
- ------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------
Donovan        Certified or bank cashier's check in      Seller.
               the amount of $554,040.
- ------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------
Maher          Certified or bank cashier's check in      Seller.
               the amount of $415,530.
- ------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------
Ruprecht       Certified or bank cashier's check in      Seller.
               the amount of $554,040.
- ------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------
Goldfield      Certified or cashier's check in the      Seller.
               amount of $196,380.
- ------------------------------------------------------------------------------------------
               Long-Term Note.                          Seller.
- ------------------------------------------------------------------------------------------
               Pledge Agreement.                        Seller.
- ------------------------------------------------------------------------------------------
               Pledged Securities with assignment       Seller.
               separate from certificate.
- ------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------
Lanz           Certified or bank cashier's check in     Seller.
               the amount of $196,380.
- ------------------------------------------------------------------------------------------
               Long-Term Note.                          Seller.
- ------------------------------------------------------------------------------------------

==========================================================================================
   Person               Document/Instrument                        Recipient
==========================================================================================
               Pledge Agreement.                         Seller.
- ------------------------------------------------------------------------------------------
               Pledged Securities with assignment        Seller.
               separate from certificate.
- ------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------
Blomberg       Certified or cashier's check in the       Seller.
               amount of $65,530.
- ------------------------------------------------------------------------------------------
               Modified Long-Term Note.                  Seller.
- ------------------------------------------------------------------------------------------
               Pledge Agreement.                         Seller.
- ------------------------------------------------------------------------------------------
               Pledged Securities and assignment         Seller.
               separate from certificate.
- ------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------
Company        Shareholders' Agreement.                  Seller and Purchasers.
- ------------------------------------------------------------------------------------------
               Employment Agreement.                     Seller.
- ------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------
Seller and     Shareholders' Agreement.                  All other parties and the Company.
Purchasers
- ------------------------------------------------------------------------------------------
               Stock Option Agreements (pursuant to      All other parties.
               which Goldfield, Lanz and Blomberg
               grant to the other shareholders the
               option to acquire their shares upon
               default), in the form of Exhibit F
               hereto.
==========================================================================================

                                     II-2